UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2020

QS LEGG MASON

DYNAMIC MULTI-STRATEGY VIT PORTFOLIO

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, your insurance company may no longer send you paper copies of the Fund’s shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If your insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications from them electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by them. Your election will apply to all Funds available under your contract with the insurance company.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objectives

The Portfolio seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Portfolio will seek to reduce volatility as a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio for the twelve-month reporting period ended December 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2021

II	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Portfolio will seek to reduce volatility as a secondary objective. The Portfolio is a fund of funds — it invests in other mutual funds and exchange-traded funds (“ETFs”). The Portfolio is managed as an asset allocation program and allocates its assets among mutual funds and ETFs managed by the manager and its affiliates, including other Legg Mason and Franklin Templeton investment managers, and ETFs managed by unaffiliated investment advisers (“underlying funds”). When selecting investments to fulfill a desired asset class exposure, the portfolio managers expect to allocate to Legg Mason and Franklin Templeton affiliated mutual funds and ETFs, provided that appropriate products are available. At the current time, the Portfolio invests primarily in affiliated mutual funds. The underlying funds have a variety of investment styles and focuses. The underlying equity funds include large, mid and small cap funds, growth and value-oriented funds, international funds and ETFs that are based on equity indexes. The underlying long-term fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, securities rated below investment grade (commonly known as “junk” bonds) and ETFs that are based on fixed income indexes.

The Portfolio seeks to achieve its objectives by investing in a broad range of asset classes and investment styles, combined with multiple layers of risk management strategies. QS Investors, LLC (“QS Investors”), one of the Portfolio’s subadvisers, is responsible for implementation of the Portfolio’s overall asset allocation and the Dynamic Risk Management strategy described below. Western Asset Management Company, LLC (“Western Asset”), the Portfolio’s other subadviser, is responsible for the Portfolio’s Event Risk Management strategy described below and manages the portion of the Portfolio’s cash and short-term instruments allocated to it.

The Portfolio’s target allocation for long-term investments (the “Target Allocation”) is 70% in equity funds and 30% in fixed income funds that are not money market funds (“long-term fixed income funds”). While changes to the Target Allocation are not expected to be frequent or substantial, the Portfolio’s Target Allocation may range from 60% of its net assets in equity funds and 40% of its net assets in long-term fixed income funds to 75% of its net assets in equity funds and 25% of its net assets in long-term fixed income funds as, in QS Investors’ opinion, market conditions warrant. In addition to these long-term investments, the Portfolio may invest in short-term defensive instruments, including money market funds, Treasury bills and cash, and may enter into derivative transactions involving options, futures and swaps as part of its risk management strategies.

A combination of risk management strategies will be implemented that will attempt to reduce downside volatility within the Portfolio. These strategies include Dynamic Risk Management and Event Risk Management. Dynamic Risk Management attempts to limit losses by allocating Portfolio assets away from equity and long-term fixed income funds,

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report	1

Portfolio overview (cont’d)

depending on market conditions. The Dynamic Risk Management strategy allocates a portion of the Portfolio’s assets into short-term defensive instruments that are expected to decline in value less than riskier assets in the event of market declines and into index options and index futures contracts that are expected to increase in value in the event of market declines. A small portion of the Portfolio’s assets will be invested in the Event Risk Management strategy. Event Risk Management invests in options and futures that are expected to increase in value in the event of declines in the broad equity and bond markets during a short period of time. Through both strategies, the Portfolio gives up some of the potential for high total return that could be achieved if the Portfolio were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the Portfolio’s net asset value (“NAV”)i under negative market conditions.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Despite a global pandemic and economic disruptions, many of the world’s equity markets finished the reporting period ended December 31, 2020 higher. During the first quarter of 2020, global stock markets sold off virtually across the board. Volatility on many indexes rose to levels not seen since the global financial crisis, as investors struggled to price the impact of a global economic shutdown stemming from the escalating COVID-19 pandemic. During the second quarter of 2020, global equity markets surged, with investors cheering plans for the reopening of economies amid the COVID-19 pandemic and government officials continuing to pledge extraordinary measures to lessen the pandemic’s economic impact.

Equity market gains continued through the remainder of the calendar year, with the bulk of the gains in the final quarter made in November 2020, following positive coronavirus vaccine trials and Joe Biden’s win in the U.S. presidential election. Positive news appeared to outweigh concerns that economic recoveries would stall amid renewed lockdowns resulting from rising coronavirus infection rates and the identification of a new, more infectious COVID-19 strain. Sentiment was buoyed toward the end of the reporting period by the start of vaccinations for essential medical workers in parts of the United States and Europe.

Within the U.S., large-cap stocks performed in line with small-cap stocks for the reporting period, after significantly outperforming for the first three quarters of 2020, returning 20.96% as measured by the Russell 1000 Indexii versus 19.96% as measured by the Russell 2000 Indexiii. Abroad, emerging markets significantly outperformed developed markets, returning 18.31% (MSCI Emerging Markets Indexiv) and 7.82% (MSCI EAFE Indexv), respectively.

The yield for the ten-year Treasury note declined 1.0% over the past year and ended 2020 at 0.91%. In the first quarter of 2020, the U.S. Treasury yield curvevi declined at a historic rate. The yield for the ten-year treasury fell one-hundred twenty-five basis pointsvii as the

2	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report

COVID-19 pandemic escalated. The Federal Reserve Board (the “Fed”)viii cut its policy rate first by fifty basis points and then by one-hundred basis points to support the economy. In July 2020, the yield for the ten-year Treasury fell 0.15% as the Fed reiterated that they will use all possible tools to support the U.S. economy and that interest rates will remain near zero “until it is confident that the economy has weathered recent events”. However, longer dated yields rose in August 2020, after the Fed announced that they would modify its target inflation to an average of 2% in the long run. The U.S. yield curve steepened further over the final quarter of 2020, with short-term yields moving lower while their longer-term counterparts rose.

The U.S. Dollar (“USD”) declined -5.4% over the past year, retreating 2.2% in the second quarter, as the April 2020 unemployment rate was 14.7%, the highest in post-war history.

Crude oil declined -20.5% over the twelve-month reporting period ended December 31, 2020, as it was unable to recover from the -66.5% decline in the first quarter of 2020. During the quarter, outlook for demand in China (the largest importer of crude oil) drastically declined due to COVID-19. In March 2020, a price war between Saudi Arabia and Russia further lowered crude oil prices. In the following quarter, crude oil rebounded +91.7%. This was driven by May’s +88.4% jump, as economies began to ease lockdown restrictions and oil companies in North America reduced supply.

Gold returned +24.4% over the reporting period and served as one of the strongest performing asset classes. As the coronavirus came to light in the first quarter of 2020, physical gold saw high demand as retail investors bought the metal for protection against the turmoil. Demand for gold continued to increase through the remainder of the period due to negative real interest rates, a weakening USD, rising U.S. and China tensions, as well as a surge in COVID-19 cases across the globe.

Q. How did we respond to these changing market conditions?

A. The Portfolio uses two risk management strategies to attempt to limit losses when markets fall. One strategy, Dynamic Risk Management, involves systematically reducing exposure to risk assets (i.e., equities) by selling S&P 500 Indexix futures in response to declines in the Portfolio’s NAV, as dictated by the Portfolio’s target allocation and reversing this as the Portfolio’s NAV recovers. The other strategy hedges event risk through the usage of S&P 500 Index put options which are expected to increase in value in the event of market declines.

Due to the COVID-19 crisis, the Portfolio started reducing exposure to equities at the end of February 2020 using the Dynamic Risk Management strategy. By December 31, 2020, this exposure had been restored to 69.9%.

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Portfolio overview (cont’d)

Performance review

For the twelve months ended December 31, 2020, Class I shares of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio1 returned -8.04%. The Portfolio’s unmanaged benchmarks, the Bloomberg Barclays U.S. Aggregate Indexx and the Russell 3000 Indexxi, and the Composite Indexxii, returned 7.51%, 20.89%, and 16.05%, respectively, for the same period. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Averagexiii returned 11.79% over the same time frame.

Performance Snapshot as of December 31, 2020 (unaudited)
	6 months	12 months
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio:
Class I	4.71%	-8.04%
Class II	4.52%	-8.31%
Bloomberg Barclays U.S. Aggregate Index	1.29%	7.51%
Russell 3000 Index	25.24%	20.89%
Composite Index	18.61%	16.05%
Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average	16.20%	11.79%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses† (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2020, the gross total annual fund operating expense ratios for Class I and Class II shares were 1.02% and 1.27%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

†	Includes expenses of the underlying funds in which the Portfolio invests.

4	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report

Q. What were the leading contributors to performance?

A. Taking into account the underlying fund returns and their weightings within the Portfolio, the top contribution to absolute performance came from U.S. large capitalization equities.

In relative terms (i.e., relative to each underlying fund’s specific benchmark), the leading contributor at the underlying manager level was the BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged). Positive manager contribution also came from the Portfolio’s holdings in the ClearBridge Large Cap Growth Fund.

Q. What were the leading detractors from performance?

A. The largest detractor from performance came from the Dynamic Risk Management strategy, which resulted in the Portfolio having a reduced exposure to equities from February 2020 through December 31, 2020. The reduced equity exposure via S&P 500 Index futures during the worst of the COVID-19 drawdown (2/19 – 3/23) allowed the Portfolio to outperform during that period, but this reduced equity exposure during the subsequent sharp market recovery caused the Portfolio to underperform the benchmark for the full reporting period.

The S&P 500 Index put strategy also detracted during the market recovery, as put options will generally contribute during market declines.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were no significant changes to the Portfolio during the reporting period.

Thank you for your investment in QS Legg Mason Dynamic Multi-Strategy VIT Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

QS Investors, LLC

January 21, 2021

RISKS: Equity securities are subject to price and market fluctuations. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls.

The Portfolio is a fund of funds — it invests primarily in other funds — and is subject to the risks of the underlying funds in which it invests. There are additional risks and other expenses associated with investing in other mutual funds and exchange-traded funds (“ETFs”), rather than directly in portfolio securities. In addition to the Portfolio’s operating expenses, you will indirectly bear the operating expenses of the underlying funds in which the Portfolio invests. The Portfolio

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report	5

Portfolio overview (cont’d)

will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. The Portfolio will also indirectly bear its proportionate share of the management fees and other expenses that are charged by the ETF, in addition to the management fees and other expenses paid by the Portfolio. Also, the portfolio managers may invest in underlying funds that have a limited performance history. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Certain of the underlying funds may engage in short selling, which is a speculative strategy that involves special risks.

Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The model used to manage the Portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market.

iii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

iv	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

[v]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii	A basis point is one-hundredth (1/100 or 0.01) of one percent.

viii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ix	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

[x]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xi	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

xii

The Composite Index reflects the blended rate of return of the following underlying indices: 50% Russell 1000 Index, 10% Russell 2000 Index, 10% MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”), 15% Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged) and 15% Bloomberg Barclays U.S. Aggregate Index. The MSCI ACWI Ex-U.S. is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. includes both developed and emerging markets. The Bloomberg Barclays Global Aggregate Index is an index comprised of several other Bloomberg Barclays indices that measure fixed-income performance of regions around the world.

xiii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 248 funds for the six-month period and among the 245 funds for the twelve-month period in the Portfolio’s Lipper category.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report	7

Portfolio at a glance (unaudited)

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio Breakdown† as of — December 31, 2020

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors/Industries‡
14.8 Legg Mason ETF Investment Trust — Legg Mason Low Volatility High Dividend ETF	Consumer Staples Health Care Utilities Real Estate Industrials
13.4 Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged), Class IS Shares	U.S. Government & Agency Obligations Sovereign Bonds Corporate Bonds & Notes Collateralized Mortgage Obligations Asset-Backed Securities
12.9 Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities U.S. Government & Agency Obligations Collateralized Mortgage Obligations Asset-Backed Securities
11.3 Legg Mason Partners Equity Trust — QS U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Health Care Consumer Discretionary Communication Services Financials
8.6 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Communication Services Health Care Financials Industrials
5.7 Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares	Financials Health Care Information Technology Consumer Discretionary Industrials

8	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio Breakdown† as of — December 31, 2020

% of Total Long-Term Investments	Top 5 Sectors/Industries‡
4.9 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Information Technology Communication Services Health Care Industrials Financials
4.7 Legg Mason Partners Equity Trust — ClearBridge Large Cap Growth Fund, Class IS Shares	Information Technology Consumer Discretionary Health Care Communication Services Industrials
4.1 Legg Mason Global Asset Management Trust — QS U.S. Small Capitalization Equity Fund, Class IS Shares	Health Care Financials Information Technology Industrials Consumer Discretionary
4.0 Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares	Financials Industrials Consumer Discretionary Health Care Consumer Staples
3.7 The Royce Fund — Royce Pennsylvania Mutual Fund, Institutional Class Shares	Industrials Information Technology Financials Health Care Consumer Discretionary
2.4 Legg Mason ETF Investment Trust — Legg Mason International Low Volatility High Dividend ETF	Financials Consumer Staples Communication Services Industrials Utilities
1.6 Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	Financials Industrials Materials Consumer Discretionary Information Technology
1.5 Legg Mason Global Asset Management Trust — ClearBridge International Growth Fund, Class IS Shares	Information Technology Industrials Health Care Consumer Discretionary Consumer Staples
1.3 iShares Trust — iShares Russell 1000 Value ETF	Financials Health Care Industrials Information Technology Communication

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report	9

Portfolio at a glance (unaudited) (cont’d)

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio Breakdown† as of — December 31, 2020

% of Total Long-Term Investments	Top 5 Sectors/Industries‡
1.3 iShares Trust — iShares Russell 1000 Growth ETF	Information Technology Consumer Discretionary Health Care Communication Industrials
0.9 Vanguard Index Funds — Vanguard Total International Bond ETF	Foreign Finance Industrial Other Utilities
0.9 iShares Trust — iShares Core U.S. Aggregate Bond ETF	Treasury MBS Pass-Through Industrial Financial Institutions Utility
0.6 iShares Trust — iShares Russell 2000 ETF	Health Care Industrials Financials Information Technology Consumer Discretionary
0.6 iShares Trust — iShares MSCI EAFE ETF	Financials Industrials Consumer Discretionary Health Care Consumer Staples
0.8 Purchased Options

†	Subject to change at any time.

‡	Top 5 sector/industry information for unaffiliated underlying funds is as of the date of the most recent publicly available information.

10	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class I	4.71%	$1,000.00	$1,047.10	0.50%	$2.57	Class I	5.00%	$1,000.00	$1,022.62	0.50%	$2.54
Class II	4.52	1,000.00	1,045.20	0.76	3.91	Class II	5.00	1,000.00	1,021.32	0.76	3.86

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Portfolio expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

12	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/20	-8.04%	-8.31%
Five Years Ended 12/31/20	2.43	2.16
Inception* through 12/31/20	4.48	4.22

Cumulative total returns[1]
Class I (Inception date of 11/30/11 through 12/31/20)	48.92%
Class II (Inception date of 11/30/11 through 12/31/20)	45.58

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares are November 30, 2011.

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Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I and Class II Shares of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio vs. Benchmark Indices† — November 30, 2011- December 31, 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I and Class II shares of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio on November 30, 2011 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2020. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index, Russell 3000 Index and Composite Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. These indices are unmanaged. The Composite Index reflects the blended rate of return of the following underlying indices: 50% Russell 1000 Index, 10% Russell 2000 Index, 10% MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”), 15% Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged) and 15% Bloomberg Barclays U.S. Aggregate Index. Effective March 29, 2019, the Bloomberg Barclays Global Aggregate ex-USD Index component of the Portfolio’s composite benchmark was replaced with the Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged). The Portfolio’s portfolio managers believe the revised composite benchmark is more reflective of the Portfolio’s general investment approach. The MSCI ACWI Ex-U.S. is a market capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies, and includes both developed and emerging markets. The indices are not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index.

14	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report

Schedule of investments

December 31, 2020

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Description	Shares	Value
Investments in Underlying Funds — 95.4%
iShares Trust:
iShares Core U.S. Aggregate Bond ETF	83,977	$9,925,242
iShares MSCI EAFE ETF	82,581	6,025,110
iShares Russell 1000 Growth ETF	57,072	13,762,342
iShares Russell 1000 Value ETF	104,591	14,300,727
iShares Russell 2000 ETF	33,193	6,507,819
Legg Mason ETF Investment Trust:
Legg Mason International Low Volatility High Dividend ETF	1,084,925	25,398,203	(a)
Legg Mason Low Volatility High Dividend ETF	4,921,647	159,609,012	(a)
Legg Mason Global Asset Management Trust:
BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares	3,293,397	60,993,713	(a)
BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged), Class IS Shares	13,428,592	143,551,647	(a)
ClearBridge International Growth Fund, Class IS Shares	243,372	16,546,859	(a)
QS International Equity Fund, Class IS Shares	2,617,499	43,450,479	(a)
QS U.S. Small Capitalization Equity Fund, Class IS Shares	3,373,741	44,094,800	(a)
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares	251,183	52,218,488	(a)
ClearBridge Appreciation Fund, Class IS Shares	3,226,008	92,715,463	(a)
ClearBridge International Value Fund, Class IS Shares	1,780,991	17,703,055	(a)
ClearBridge Large Cap Growth Fund, Class IS Shares	739,654	50,229,875	(a)
QS U.S. Large Cap Equity Fund, Class IS Shares	6,036,083	121,687,436	(a)
The Royce Fund — Royce Pennsylvania Mutual Fund, Institutional Class Shares	3,822,095	39,252,921	(a)
Vanguard Index Funds — Vanguard Total International Bond ETF	172,032	10,072,474
Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	10,164,325	138,946,318	(a)
Total Investments in Underlying Funds (Cost — $880,534,473)		1,066,991,983

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report	15

Schedule of investments (cont’d)

December 31, 2020

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Description	Expiration Date	Contracts	Notional Amount	Value
Purchased Options — 0.8%
Exchange-Traded Purchased Options — 0.8%
S&P 500 Index, Put @ $2,450.00	12/17/21	10	$3,756,070	$51,050
S&P 500 Index, Put @ $2,500.00	12/17/21	11	4,131,677	62,700
S&P 500 Index, Put @ $2,600.00	12/17/21	23	8,638,961	150,650
S&P 500 Index, Put @ $2,650.00	12/17/21	25	9,390,175	177,000
S&P 500 Index, Put @ $2,750.00	12/17/21	36	13,521,852	298,800
S&P 500 Index, Put @ $2,800.00	12/17/21	142	53,336,194	1,313,500
S&P 500 Index, Put @ $2,850.00	12/17/21	13	4,882,891	126,360
S&P 500 Index, Put @ $2,900.00	12/17/21	139	52,209,373	1,505,926
S&P 500 Index, Put @ $2,950.00	12/17/21	37	13,897,459	427,683
S&P 500 Index, Put @ $3,000.00	12/17/21	144	54,087,408	1,805,760
S&P 500 Index, Put @ $3,050.00	12/17/21	26	9,765,782	336,960
S&P 500 Index, Put @ $3,100.00	12/17/21	117	43,946,019	1,629,810
S&P 500 Index, Put @ $3,150.00	12/17/21	24	9,014,568	367,680
S&P 500 Index, Put @ $3,200.00	12/17/21	16	6,009,712	262,736
Total Purchased Options (Cost — $14,032,819)				8,516,615
Total Investments before Short-Term Investments (Cost — $894,567,292)				1,075,508,598

	Rate		Shares
Short-Term Investments — 2.7%
Invesco Government & Agency Portfolio, Institutional Class	0.030%		29,837,275	29,837,275
Dreyfus Government Cash Management, Institutional Shares	0.030%		12,349	12,349
Total Short-Term Investments (Cost — $29,849,624)				29,849,624
Total Investments — 98.9% (Cost — $924,416,916)				1,105,358,222
Other Assets in Excess of Liabilities — 1.1%				12,642,103
Total Net Assets — 100.0%				$1,118,000,325

(a)	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/mutualfunds.

At December 31, 2020, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
E-mini S&P 500 Index	997	3/21	$182,492,126	$186,877,680	$(4,385,554)

See Notes to Financial Statements.

16	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report

Statement of assets and liabilities

December 31, 2020

Assets:
Investments in affiliated Underlying Funds, at cost	$837,604,910
Investments in unaffiliated Underlying Funds and investments, at cost	86,812,006
Investments in affiliated Underlying Funds, at value	$1,006,398,269
Investments in unaffiliated Underlying Funds and investments, at value	98,959,953
Cash	261,000
Deposits with brokers for open futures contracts	10,991,966
Receivable for Portfolio shares sold	2,486,403
Distributions receivable from affiliated Underlying Funds	1,300,021
Interest receivable	606
Prepaid expenses	8,916
Total Assets	1,120,407,134

Liabilities:
Payable to broker — net variation margin on open futures contracts	1,226,310
Payable for Portfolio shares repurchased	432,046
Investment management fee payable	423,731
Payable for investments in affiliated Underlying Funds	259,767
Trustees’ fees payable	11,788
Service and/or distribution fees payable	6,753
Accrued expenses	46,414
Total Liabilities	2,406,809
Total Net Assets	$1,118,000,325

Net Assets:
Par value (Note 7)	$908
Paid-in capital in excess of par value	1,091,656,836
Total distributable earnings (loss)	26,342,581
Total Net Assets	$1,118,000,325

Net Assets:
Class I	$1,086,007,265
Class II	$31,993,060

Shares Outstanding:
Class I	88,237,914
Class II	2,604,910

Net Asset Value:
Class I	$12.31
Class II	$12.28

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report	17

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Income distributions from affiliated Underlying Funds	$23,163,156
Income distributions from unaffiliated Underlying Funds	972,733
Interest	59,809
Total Investment Income	24,195,698

Expenses:
Investment management fee (Note 2)	5,075,322
Interest expense	110,250
Service and/or distribution fees (Notes 2 and 5)	86,845
Trustees’ fees	85,349
Legal fees	85,284
Fund accounting fees	62,861
Shareholder reports	45,515
Audit and tax fees	37,027
Insurance	15,017
Custody fees	3,547
Transfer agent fees (Note 5)	1,410
Miscellaneous expenses	3,797
Total Expenses	5,612,224
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(8,138)
Net Expenses	5,604,086
Net Investment Income	18,591,612

Realized and Unrealized Gain (Loss) on Investments, Underlying Funds, Affiliated Underlying Funds, Capital Gain Distributions From Unaffiliated Underlying Funds, Capital Gain Distributions From Affiliated Underlying Funds and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Sale of affiliated Underlying Funds	3,621,709
Sale of unaffiliated Underlying Funds and investments	(8,202,901)
Capital gain distributions from unaffiliated Underlying Funds	15,379
Capital gain distributions from affiliated Underlying Funds	22,366,180
Futures contracts	(163,434,186)
Net Realized Loss	(145,633,819)
Change in Net Unrealized Appreciation (Depreciation) From:
Affiliated Underlying Funds	24,339,222
Unaffiliated Underlying Funds and investments	4,451,204
Futures contracts	(4,385,554)
Change in Net Unrealized Appreciation (Depreciation)	24,404,872
Net Loss on Investments, Underlying Funds, Affiliated Underlying Funds, Capital Gain Distributions From Unaffiliated Underlying Funds, Capital Gain Distributions From Affiliated Underlying Funds and Futures Contracts	(121,228,947)
Decrease in Net Assets From Operations	$(102,637,335)

See Notes to Financial Statements.

18	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2020	2019

Operations:
Net investment income	$18,591,612	$21,991,801
Net realized gain (loss)	(145,633,819)	34,152,860
Change in net unrealized appreciation (depreciation)	24,404,872	132,683,053
Increase (Decrease) in Net Assets From Operations	(102,637,335)	188,827,714

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(21,400,058)	(28,800,138)
Decrease in Net Assets From Distributions to Shareholders	(21,400,058)	(28,800,138)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	115,801,108	54,061,427
Reinvestment of distributions	21,400,058	28,800,138
Cost of shares repurchased	(179,882,215)	(225,904,621)
Decrease in Net Assets From Portfolio Share Transactions	(42,681,049)	(143,043,056)
Increase (Decrease) in Net Assets	(166,718,442)	16,984,520

Net Assets:
Beginning of year	1,284,718,767	1,267,734,247
End of year	$1,118,000,325	$1,284,718,767

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$13.65	$12.06	$13.22	$11.76	$12.15

Income (loss) from operations:
Net investment income	0.20	0.22	0.24	0.16	0.10
Net realized and unrealized gain (loss)	(1.30)	1.68	(1.16)	1.49	(0.13)
Total income (loss) from operations	(1.10)	1.90	(0.92)	1.65	(0.03)

Less distributions from:
Net investment income	(0.24)	(0.31)	(0.24)	(0.19)	(0.14)
Net realized gains	—	—	—	—	(0.22)
Total distributions	(0.24)	(0.31)	(0.24)	(0.19)	(0.36)

Net asset value, end of year	$12.31	$13.65	$12.06	$13.22	$11.76
Total return[2]	(8.04)%	15.86%	(7.05)%	14.07%	(0.20)%

Net assets, end of year (millions)	$1,086	$1,243	$1,227	$1,462	$1,443

Ratios to average net assets:
Gross expenses[3]	0.49%	0.47%	0.48%	0.48%	0.48%
Net expenses[3,4]	0.49 [5]	0.47	0.48	0.44 [5]	0.42 [5]
Net investment income	1.66	1.71	1.79	1.29	0.84

Portfolio turnover rate	8%	31%	6%	25%[6]	30%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes the value of securities received in lieu of cash proceeds from the sale of Underlying Funds and the subsequent sale of those securities.

See Notes to Financial Statements.

20	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$13.62	$12.03	$13.19	$11.73	$12.12

Income (loss) from operations:
Net investment income	0.16	0.19	0.20	0.13	0.07
Net realized and unrealized gain (loss)	(1.29)	1.67	(1.15)	1.49	(0.13)
Total income (loss) from operations	(1.13)	1.86	(0.95)	1.62	(0.06)

Less distributions from:
Net investment income	(0.21)	(0.27)	(0.21)	(0.16)	(0.11)
Net realized gains	—	—	—	—	(0.22)
Total distributions	(0.21)	(0.27)	(0.21)	(0.16)	(0.33)

Net asset value, end of year	$12.28	$13.62	$12.03	$13.19	$11.73
Total return[2]	(8.31)%	15.51%	(7.25)%	13.82%	(0.47)%

Net assets, end of year (000s)	$31,993	$41,707	$40,797	$47,353	$49,894

Ratios to average net assets:
Gross expenses[3]	0.74%	0.72%	0.73%	0.73%	0.73%
Net expenses[3,4]	0.74 [5]	0.72	0.73	0.69 [5]	0.67 [5]
Net investment income	1.34	1.46	1.55	1.01	0.63

Portfolio turnover rate	8%	31%	6%	25%[6]	30%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class II shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes the value of securities received in lieu of cash proceeds from the sale of Underlying Funds and the subsequent sale of those securities.

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio invests in mutual funds and exchange-traded funds (“ETFs”) that are affiliated with Legg Mason, Inc. (“Legg Mason”) or ETFs that are based on an index and managed by unaffiliated investment advisers (“Underlying Funds”). The financial statements and financial highlights for the Underlying Funds are presented in a separate shareholder report for each respective Underlying Fund.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

22	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report	23

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

	ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Investments in Underlying Funds	$1,066,991,983	—	—	$1,066,991,983
Purchased Options:
Exchange-Traded Purchased Options	7,989,765	$526,850	—	8,516,615
Total Long-Term Investments	1,074,981,748	526,850	—	1,075,508,598
Short-Term Investments†	29,849,624	—	—	29,849,624
Total Investments	$1,104,831,372	$526,850	—	$1,105,358,222
	LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$4,385,554	—	—	$4,385,554

†	See Schedule of Investments for additional detailed categorizations.

(b) Purchased options. When the Portfolio purchases an option, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Portfolio realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

24	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report

(c) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Fund of funds risk. Your cost of investing in the Portfolio, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investments from such Underlying Fund at a time that is unfavorable to the Portfolio. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report	25

Notes to financial statements (cont’d)

The Portfolio has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2020, the Portfolio did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The character of certain distributions received from the Underlying Funds may represent a return of capital. The Portfolio determines the components of these distributions subsequent to the ex-dividend date, based on the actual tax character reported by the Underlying Funds. These distributions are recorded by adjusting the cost basis of the related Underlying Fund. The cost of investments sold is determined by use of the specific identification method.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Portfolio

26	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report

on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Portfolio had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. QS Investors, LLC (“QS Investors”), the subadviser to the Portfolio, is responsible for the implementation of the Portfolio’s overall asset allocation and the Dynamic Risk Management strategy. Western Asset Management Company, LLC (“Western Asset”), the Portfolio’s other subadviser, is responsible for the Portfolio’s Event Risk Management Strategy and manages the portion of the Portfolio’s cash and short-term instruments allocated to it. As of July 31, 2020, LMPFA, QS Investors and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, QS Investors and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of the portion of the cash and short-term instruments allocated to Western Asset.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report	27

Notes to financial statements (cont’d)

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I and Class II shares did not exceed 1.05% and 1.30%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

During the year ended December 31, 2020, fees waived and/or expenses reimbursed amounted to $8,138.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Portfolio’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$82,725,019
Sales	359,504,967

At December 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$934,254,877	$180,930,375	$(9,827,030)	$171,103,345
Futures contracts	—	—	(4,385,554)	(4,385,554)

28	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2020.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$8,516,615

LIABILITY DERIVATIVES[1]
Equity Risk
Futures contracts[3]	$4,385,554

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated Underlying Funds and Investments, at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(11,030,501)
Futures contracts	(163,434,186)
Total	$(174,464,687)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Sale of unaffiliated Underlying Funds and investments in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$1,703,476
Futures contracts	(4,385,554)
Total	$(2,682,078)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Underlying Funds and investments in the Statement of Operations.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report	29

Notes to financial statements (cont’d)

During the year ended December 31, 2020, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$18,724,816
Futures contracts (to sell)	314,572,384

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$523
Class II	$86,845	887
Total	$86,845	$1,410

For the year ended December 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$7,876
Class II	262
Total	$8,138

6. Distributions to shareholders by class

	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Investment Income:
Class I	$20,861,745	$27,963,154
Class II	538,313	836,984
Total	$21,400,058	$28,800,138

7. Shares of beneficial interest

At December 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

30	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report

Transactions in shares of each class were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I
Shares sold	9,423,912	$114,507,176	4,098,518	$53,112,942
Shares issued on reinvestment	1,703,251	20,861,745	2,065,764	27,963,153
Shares repurchased	(13,962,891)	(172,448,575)	(16,848,398)	(219,877,476)
Net decrease	(2,835,728)	$(37,079,654)	(10,684,116)	$(138,801,381)

Class II
Shares sold	106,995	$1,293,932	72,324	$948,485
Shares issued on reinvestment	44,102	538,313	62,062	836,985
Shares repurchased	(608,984)	(7,433,640)	(462,677)	(6,027,145)
Net decrease	(457,887)	$(5,601,395)	(328,291)	$(4,241,675)

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Portfolio. The following Underlying Funds were considered affiliated companies for all or some portion of the year ended December 31, 2020. The following transactions were effected in such Underlying Funds for the year ended December 31, 2020.

Underlying Funds	Affiliate Value at December 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Legg Mason International Low Volatility High Dividend ETF	$32,012,606	$1,249,504	59,726	$4,823,994	173,775
Legg Mason Low Volatility High Dividend ETF	192,387,904	6,319,883	226,198	28,167,457	948,080
BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares	71,785,146	3,745,345	224,069	11,718,422	642,417
BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged), Class IS Shares	174,882,104	16,197,476	1,568,410	52,788,611	5,268,330
ClearBridge International Growth Fund, Class IS Shares	19,179,866	505,008	10,319	5,686,980	118,871
QS International Equity Fund, Class IS Shares	50,303,957	2,251,757	162,584	8,617,025	636,908
QS U.S. Small Capitalization Equity Fund, Class IS Shares	49,067,118	3,368,187	328,803	12,739,004	980,256
ClearBridge Aggressive Growth Fund, Class IS Shares	58,346,626	9,038,366	46,030	13,995,648	83,906
ClearBridge Appreciation Fund, Class IS Shares	111,965,438	7,084,647	274,058	31,533,639	1,329,711

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report	31

Notes to financial statements (cont’d)

Underlying Funds	Affiliate Value at December 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
ClearBridge International Value Fund, Class IS Shares	$19,217,623	$1,514,233	210,447	$3,552,705	355,070
ClearBridge Large Cap Growth Fund, Class IS Shares	61,715,352	4,318,185	71,503	23,595,569	460,926
QS U.S. Large Cap Equity Fund, Class IS Shares	144,322,852	8,666,521	507,578	39,007,038	2,561,341
Royce Pennsylvania Mutual Fund, Institutional Class Shares	—	39,003,868	4,556,319	6,270,270	734,224
Royce Pennsylvania Mutual Fund, Investment Class Shares(a)	40,789,579	—	—	40,255,728	4,320,930
Western Asset Core Bond Fund, Class IS Shares	174,697,292	13,297,107	996,074	52,422,413	4,239,062
	$1,200,673,463	$116,560,087		$335,174,503

Underlying Funds (cont’d)	Realized Gain (Loss) from Sale of Affiliated Underlying Funds	Income Distributions from Affiliated Underlying Funds	Return of Capital from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2020
Legg Mason International Low Volatility High Dividend ETF	$(1,123,584)	$1,017,336	—	—	$(3,039,913)	$25,398,203
Legg Mason Low Volatility High Dividend ETF	(1,078,921)	5,312,561	—	—	(10,931,318)	159,609,012
BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares	(1,468,422)	900,618	—	$874,728	(2,818,356)	60,993,713
BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged), Class IS Shares	1,071,398	8,147,355	—	1,045,122	5,260,678	143,551,647
ClearBridge International Growth Fund, Class IS Shares	538,020	35,007	—	—	2,548,965	16,546,859
QS International Equity Fund, Class IS Shares	192,975	756,757	—	—	(488,210)	43,450,479
QS U.S. Small Capitalization Equity Fund, Class IS Shares	(2,524,003)	494,317	—	1,163,870	4,398,499	44,094,800
ClearBridge Aggressive Growth Fund, Class IS Shares	1,669,353	232,415	—	6,905,950	(1,170,856)	52,218,488
ClearBridge Appreciation Fund, Class IS Shares	1,376,359	998,882	—	2,985,765	5,199,017	92,715,463
ClearBridge International Value Fund, Class IS Shares	(692,705)	239,233	—	—	523,904	17,703,055
ClearBridge Large Cap Growth Fund, Class IS Shares	2,539,432	82,182	—	2,596,003	7,791,907	50,229,875

32	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report

Underlying Funds (cont’d)	Realized Gain (Loss) from Sale of Affiliated Underlying Funds	Income Distributions from Affiliated Underlying Funds	Return of Capital from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2020
QS U.S. Large Cap Equity Fund, Class IS Shares	$3,682,962	$1,177,473	—	$3,074,047	$7,705,101	$121,687,436
Royce Pennsylvania Mutual Fund, Institutional Class Shares	(520,270)	239,028	—	1,663,026	6,519,323	39,252,921
Royce Pennsylvania Mutual Fund, Investment Class Shares(a)	(3,413,915)	—	—	—	(533,851)	—
Western Asset Core Bond Fund, Class IS Shares	3,373,030	3,529,992	—	2,057,669	3,374,332	138,946,318
	$3,621,709	$23,163,156	—	$22,366,180	$24,339,222	$1,006,398,269

(a)	On March 4, 2020, the Fund converted its Royce Pennsylvania Mutual Fund, Investment Class Shares into Royce Pennsylvania Mutual Fund, Institutional Class Shares.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$21,400,058	$28,800,138

As of December 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$2,578,328
Deferred capital losses*	(152,832,334)
Other book/tax temporary differences(a)	9,878,796
Unrealized appreciation (depreciation)(b)	166,717,791
Total distributable earnings (loss) — net	$26,342,581

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are to the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report	33

Notes to financial statements (cont’d)

known. The COVID-19 pandemic could adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Portfolio by its service providers.

34	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Equity Trust and Shareholders of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (one of the funds constituting Legg Mason Partners Variable Equity Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 15, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents of the investee funds and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2020 Annual Report	35

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Portfolio and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Portfolio’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	986,498,251.561	28,006,766.598	72,627,200.684	0
To Approve a New Subadvisory Agreement with QS Investors, LLC	967,487,077.459	27,703,955.852	91,941,185.532	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	966,306,712.809	28,704,859.236	92,120,646.799	0

36	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	37

Statement regarding liquidity risk management program (unaudited) (cont’d)

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

38	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP
(since 2019)

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

40	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Independent Trustees† (cont’d)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2006)

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	145
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr

Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

42	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira* Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020);
Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1974

Position(s) with Trust	Treasurer and Principal Financial Officer

Term of office[1] and length of time served[2]	Since 2014 and 2019

Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).
*	Effective August 6, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

44	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

Record date:	6/17/2020	12/29/2020
Payable date:	6/18/2020	12/30/2020
Ordinary Income:
Dividends Qualifying for the Dividends
Received Deduction for Corporations	53.93%	43.12%
Foreign Source Income*	—	8.92%
Foreign Taxes Paid Per Share*	—	$0.002983

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	45

QS Legg Mason

Dynamic Multi-Strategy VIT Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

QS Investors, LLC

Western Asset Management Company, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) at www.leggmason.com/variablefunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014333 2/21 SR21-4078

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2019 and December 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $296,402 in December 31, 2019 and $379,280 in December 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2019 and $0 in December 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2019 and $0 in December 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Equity Trust., were $0 in December 31, 2019 and $0 in December 31, 2020

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2019 and December 31, 2020; Tax Fees were 100% and 100% for December 31, 2019 and December 31, 2020; and Other Fees were 100% and 100% for December 31, 2019 and December 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $544,232 in December 31, 2019 and $674,925 in December 31, 2020.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act . The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 19, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 19, 2021